UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

STREAMTRACK, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-153502	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 308-9151
(Registrant’s telephone number, including area code)

_____________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2014, StreamTrack, Inc. (the “Company”) issued and sold convertible debentures (the “Debentures”), each in the principal amount of $125,000, to Redwood Fund III, Ltd. and Redwood Management, LLC. The Debentures mature on October 18, 2014 and bear interest at the rate of 10% per year, payable upon maturity. The Debentures are convertible into shares of the Company’s common stock, at a conversion price equal to 45% of the lowest traded price, for 15 trading days prior to conversion. The Company may prepay any portion of the principal amount under the Debentures at 130% of such amount upon seven days written notice.

Effective April 18, 2014, the Company entered into a securities settlement agreement (the “Settlement Agreement”) with Redwood Management, LLC (“Redwood”). Pursuant to the Settlement Agreement, Redwood exchanged certain debt of the Company assigned to Redwood, in the aggregate amount of $284,560 (including default penalties and interest) for securities in the nature of a debenture with exchange, payment obligation and conversion rights set forth in the Settlement Agreement. Principal and interest for obligations under the Settlement Agreement will be due six months from the date of the Settlement Agreement. Outstanding principal and interest under the Settlement Agreement is convertible into shares of the Company’s common stock at a conversion price equal to 45% of the lowest traded price for 15 trading days prior to conversion. The Company may prepay any portion of the principal amount under the Settlement Agreement at 125% of such amount (or the maximum allowed under law, whichever is lower) upon seven days written notice.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Debentures and the Settlement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

As of April 21, 2014, there are 70,473,357 shares of the Company’s common stock issued and outstanding.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

10.1	Form of Debenture

10.2	Securities Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StreamTrack, Inc.

Date: April 21, 2014	By:	/s/ Michael Hill
Michael Hill Chief Executive Officer